UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 5, 2004
                Date of Report (Date of earliest event reported):


                                QC HOLDINGS, INC.
               (Exact name of company as specified in its charter)


           Kansas                  000-50840                   48-1209939
 (State or other jurisdiction   (Commission file             (IRS Employer
      of incorporation)             number)               Identification Number)


                              2817 West 47th Avenue
                            Kansas City, Kansas 66103
               (Address of principal executive offices) (Zip Code)


                                 (913) 439-1100
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address if changed since last report)



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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits.

     99.1 QC Holdings, Inc. Press Release Dated August 5, 2004, titled "QC Holdings, Inc. Reports Second Quarter Earnings."


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

QC Holdings, Inc. (the "Company") is furnishing under Item 12 of this Current Report on Form 8-K the following information. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On August 5, 2004, the Company issued a press release announcing the Company's financial results for the three and six months ended June 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               QC Holdings, Inc.


Date: August 5, 2004                           By: /s/ Douglas E. Nickerson
                                                   -----------------------------
                                                       Douglas E. Nickerson
                                                       Chief Financial Officer